SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DIAMOND HILL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Diamond Hill Funds

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 17, 2026

February 4, 2026

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment management agreement (the “New Management Agreement”) between Diamond Hill Funds (the “Trust”), on behalf of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated ETF, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Bond Fund, Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund and Diamond Hill Core Plus Bond Fund (each a “Fund,” and collectively, the “Funds”), and Diamond Hill Capital Management, Inc. ( “Diamond Hill”) and a proposal (“Proposal 2,” and together with Proposal 1, the “Proposals”) to elect nominees to the Board of Trustees of the Trust (the “Board”) at a special meeting of shareholders to be held on or about April 17, 2026 (the “Meeting”).

Diamond Hill currently serves as the investment adviser to the Funds under an investment management agreement between the Trust and Diamond Hill (the “Current Management Agreement”). The Current Management Agreement will automatically terminate as a result of a change in the ownership of Diamond Hill as more fully described in the enclosed Proxy Statement. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (“Diamond Hill Group”). Diamond Hill Group, First Eagle Investment Management, LLC (“First Eagle”) and Soar Christopher Holdings, Inc., a wholly-owned subsidiary of First Eagle (“Merger Sub”), have entered into an agreement and plan of merger pursuant to which Merger Sub will merge with and into Diamond Hill Group with Diamond Hill Group surviving as a wholly-owned subsidiary of First Eagle (the “Transaction”). For Diamond Hill to continue to provide investment management services to the Funds, the Board voted unanimously to approve the New Management Agreement, to become effective upon the closing of the Transaction, under which Diamond Hill will continue to serve as the investment adviser to the Funds. The New Management Agreement has substantively the same terms as the Current Management Agreement, including the same fee rates, except for the commencement and renewal dates. To allow Diamond Hill to continue to serve as the investment adviser to the Funds without any interruption, shareholders of each Fund are being asked to approve the New Management Agreement.

Upon the closing of the Transaction, the current trustees of the Trust intend to resign. Accordingly, the shareholders of each Fund are being asked to elect nine nominees to serve as trustees of the Trust who will, if elected, replace the current trustees of the Trust upon the close of the Transaction.

The Board voted unanimously to approve the Proposals with respect to each Fund. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of Proposal 1 to approve the New Management Agreement and Proposal 2 to elect the nine nominees to serve as trustees of the Trust.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Meeting. Please vote your shares by submitting your proxy via the Internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

If you have questions, please contact the Funds at 888-315-7114.

Sincerely,

Thomas E. Line

President

Diamond Hill Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on April 17, 2026 (the “Meeting”)?

A.	At the Meeting, shareholders of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated ETF, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Bond Fund, Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund and Diamond Hill Core Plus Bond Fund (each a “Fund,” and collectively, the “Funds”), each a series of Diamond Hill Funds (the “Trust”), will be voting, separately with respect to each Fund, on a proposal (“Proposal 1”) to approve a new investment management agreement (the “New Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (“Diamond Hill”). Also, at the Meeting, shareholders of the Funds will be voting on a proposal (“Proposal 2”) to elect nine trustees to the Board of Trustees (the “Board”) of the Trust.

Q.	Why are shareholders being asked to approve the Proposals?

A.	Diamond Hill currently serves as the investment adviser to the Funds under an investment management agreement between the Trust and Diamond Hill (the “Current Management Agreement”). The Current Management Agreement will automatically terminate as a result of a change in the ownership of Diamond Hill. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (“Diamond Hill Group”). The Diamond Hill Group, First Eagle Investment Management, LLC (“First Eagle”) and Soar Christopher Holdings, Inc., a wholly-owned subsidiary of First Eagle (“Merger Sub”), have entered into an agreement and plan of merger pursuant to which Merger Sub will merge with and into Diamond Hill Group with Diamond Hill Group surviving as a wholly-owned subsidiary of First Eagle (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “Company Act”), the Transaction will result in a termination of the Current Management Agreement. This is because a transaction that results in a “change in control” of an investment adviser causes any investment management agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment management agreement. For Diamond Hill to continue to provide investment management services to the Funds, shareholders are required by the Company Act to approve the New Management Agreement, which will take effect upon closing. The Transaction is more fully described in the enclosed Proxy Statement.

Additionally, upon the closing of the Transaction, the current trustees of the Trust intend to resign. Accordingly, shareholders are being asked to elect the nominees to serve as trustees who will, if elected, replace the current trustees of the Trust upon the close of the Transaction and constitute the entire Board of Trustees of the Trust (“New Board”). Shareholders are asked to elect the nine trustee nominees so that 100% of the New Board will have been elected by shareholders upon the closing of the Transaction. Three of the current trustees of the Trust will continue to serve as non-voting emeritus trustees after the closing of the Transaction.

Q.	Has the Board approved the Proposals?

A.	At an in-person meeting of the Board held on January 14, 2026, the Board unanimously approved the New Management Agreement for each Fund, subject to shareholder approval by each Fund and the closing of the Transaction. The Board further approved the nominees to serve on the New Board, subject to shareholder approval and the closing of the Transaction.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the New Management Agreement and FOR Proposal 2 to elect the nine nominees to serve on the New Board.
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Q.	Why is the Board recommending that shareholders approve the Proposals?

A.	Shareholder approval of the New Management Agreement is required in part to satisfy a condition to the closing of the Transaction. If shareholders of one or more Funds do not approve the New Management Agreement, the Board will need to consider other alternatives for those Funds, including: (1) again seeking approval by shareholders of those Funds of the New Management Agreement;(2) seeking approval of a different or modified investment management agreement with Diamond Hill; or (3) considering the possible liquidation and closing of the Funds that do not approve the New Management Agreement. To avoid interruption to the management and operations of any Fund and to avoid additional costs to any Fund seeking alternatives, the Board is recommending that shareholders of each Fund approve Proposal 1 such that Diamond Hill can continue to provide investment management services to the Funds upon the closing of the Transaction. The New Management Agreement will be effective immediately upon the closing of the Transaction. If the Trust is unable to secure shareholder approval of the New Management Agreement or a different or modified investment management agreement with Diamond Hill from a sufficient number of Funds, the Transaction may not close, in which case the Current Management Agreement will remain in effect.

The Trust’s five current trustees will resign from the Board upon the closing of the Transaction, and the Board has nominated nine new trustees to constitute the New Board. Election of the nine nominees will be effective immediately upon the closing of the Transaction. The New Board will consist of a majority of trustees who are independent of, and not affiliated with, Diamond Hill or its affiliates. The Board considered the qualifications of each trustee nominee, including their background, experience and skills to serve as a trustee, and recommends that shareholders of each Fund approve Proposal 2. The biographical information of each nominee is included in the enclosed Proxy Statement. If the Transaction does not close, the current Board will remain in place.

Q.	How will the approval of the Proposals affect the operations of the Funds?

A.	The Funds’ investment objectives and investment strategies will not change as a result of the New Management Agreement and the election of the New Board, nor will there be any change in the investment teams serving the Funds. It is possible that over time there may be changes in the Trust officers and in the parties providing administrative, fund accounting, transfer agency, custody, and related services to the Funds. Accordingly, the approval of the Proposals is not expected to immediately affect the operation of the Funds.

Q.	Will the approval of Proposal 1 affect the management fees for the Funds?

A.	The approval of the New Management Agreement will not increase the management fee rates at which Diamond Hill will be compensated by the Funds.

Q.	What are the primary reasons for the retention of Diamond Hill as the investment adviser to the Funds?

A.	The Board weighed a number of factors in reaching its decision to approve the New Management Agreement, including, without limitation, the history, reputation and resources of Diamond Hill; performance results achieved by Diamond Hill for its clients, including the Funds, as applicable; the quality of services provided by Diamond Hill; and the fact that the change of control is not expected to result in any personnel change in Diamond Hill’s investment teams serving the Funds. The Board also considered that the management fee rates at which Diamond Hill will be compensated by the Funds pursuant to the New Management Agreement would not change. Additional details regarding factors considered by the Board in approving the New Management Agreement can be found in the “Evaluation by the Board” section in the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Management Agreement and the New Management Agreement?

A.	No. There are no material differences between the Current Management Agreement and the New Management Agreement, other than their respective commencement and renewal dates.

Q.       How do I vote?

A.	If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the Internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.
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Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the Meeting. Representatives of Diamond Hill, any of their affiliates and Sodali & Co., a firm authorized by Diamond Hill to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.
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DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Large Cap Concentrated ETF

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill International Fund

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Securitized Total Return Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 17, 2026

Dear Shareholders:

The Board of Trustees (the “Board”) of Diamond Hill Funds (the “Trust”) has called a special meeting (the “Meeting”) of the shareholders of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated ETF, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Bond Fund, Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund and Diamond Hill Core Plus Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of Diamond Hill Capital Management, Inc. (“Diamond Hill”), the Funds’ investment adviser and administrator, at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, on April 17, 2026 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment management agreement between the Trust and Diamond Hill, the Funds’ current investment adviser. No management fee increase is proposed.

2.	To elect nine trustees to serve on the Board.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on January 30, 2026 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof.  Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Thomas E. Line, President

February 4, 2026

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

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DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Large Cap Concentrated ETF

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill International Fund

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Securitized Total Return Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 17, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Diamond Hill Funds (the “Trust”), on behalf of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated ETF, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Securitized Bond Fund, Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund and Diamond Hill Core Plus Bond Fund (each a “Fund,” and collectively, the “Funds”) for use at the special meeting of shareholders, to be held at the offices of Diamond Hill Capital Management, Inc. (“Diamond Hill”), the Funds’ investment adviser and administrator, at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, on April 17, 2026 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 4, 2026. Only shareholders of record at the close of business on January 30, 2026 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The shareholders of the Funds, as indicated below, are being asked to consider the following proposals (“Proposals”):

1.	To approve a new investment management agreement between the Trust and Diamond Hill, the Funds’ current investment adviser. No management fee increase is proposed.

2.	To elect nine trustees to serve on the Board.

3.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

A quorum of each Fund’s shareholders is necessary to hold a valid meeting. The quorum and vote will be Fund by Fund for Proposal 1 and determined at the Trust level for Proposal 2. With respect to Proposal 1, for each Fund, a quorum for the Meeting will exist if shareholders entitled to vote one-half (50%) of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy at the Meeting. With respect to Proposal 2, a quorum for the Meeting will exist if shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Trust on the Record Date are present in person or by proxy at the Meeting. Abstentions and “broker non-votes” (as discussed below) will count as shares present at the Meeting for establishing a quorum for both Proposals.

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If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. For Proposal 1, any such adjournment will require the affirmative vote of a majority of those shares of the applicable Fund represented at the Meeting in person or by proxy. For each Fund, the persons named as proxies will vote those proxies that they are entitled to vote FOR the New Management Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Management Agreement against such an adjournment. For each Fund, a shareholder vote may be taken on the New Management Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. For Proposal 2, any such adjournment will require the affirmative vote of a majority of those shares of the Trust represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominees in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominees against such an adjournment. A shareholder vote may be taken on the nominations prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at diamond-hill.com. The Funds’ Proxy Statement and annual and semi-annual reports and financial statements are available, at no charge, by calling 1-888-315-7114 or on the Funds’ website at www.diamond-hill.com/documents.

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PROPOSAL 1: APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DIAMOND HILL

At the Meeting, you will be asked to approve a new management agreement between the Trust and Diamond Hill (the “New Management Agreement”) because the current management agreement (the “Current Management Agreement”) between the Trust and Diamond Hill will automatically terminate due to the Transaction described below. For Diamond Hill to continue to provide investment management services to the Funds, you are being asked to approve the New Management Agreement between the Trust and Diamond Hill. Approval of the New Management Agreement will not increase management fees paid by a Fund or a Fund shareholder. The New Management Agreement is identical in all material respects to the Current Management Agreement, except for the dates of commencement and renewal. The effective date of the New Management Agreement will be on or around the date of the closing of the Transaction (as further discussed below).

Shareholder approval of the New Management Agreement is being requested in connection with a change in the ownership of Diamond Hill, a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. (“Diamond Hill Group”). Diamond Hill Group, First Eagle Investment Management, LLC (“First Eagle”) and Soar Christopher Holdings, Inc., a wholly-owned subsidiary of First Eagle (“Merger Sub”), have entered into an agreement and plan of merger pursuant to which Merger Sub will merge with and into the Diamond Hill Group with the Diamond Hill Group surviving as a wholly-owned subsidiary of First Eagle (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “Company Act”), the Transaction will result in a termination of the Current Management Agreement. Under the Company Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% or another party increasing its ownership to more than 25% of the company is presumed to constitute a change in control of the company. The Company Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment management agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment management agreement. The Board determined that the Transaction would result in a change in control of the Diamond Hill Group and Diamond Hill. As a result, the Current Management Agreement will automatically terminate at the closing of the Transaction, which is anticipated to be by the third quarter of 2026 and contingent upon the satisfaction or waiver of certain closing conditions. Shareholder approval of the New Management Agreement by a sufficient number of Funds is required to satisfy a closing condition. For Diamond Hill to continue to provide investment management services to the Funds, shareholders are required by the Company Act to approve the New Management Agreement, which will take effect upon closing of the Transaction.

In anticipation of the Transaction, the Board, including the trustees who are not “interested persons” as that term is defined in the Company Act (“Independent Trustees”), approved the New Management Agreement, and is now requesting that the shareholders of the Funds approve the New Management Agreement. The New Management Agreement is identical in all material respects to the Current Advisory Agreement other than its respective commencement and renewal dates. Following the Transaction, Diamond Hill will continue to operate under its existing brand, with no changes to its investment philosophy or process.

The Current Management Agreement

The Current Management Agreement, was amended and restated on November 17, 2011. The Current Management Agreement was last approved by shareholders in 2005. At meetings held on July 23, 2025 and August 21, 2025, the Board, all of whom are Independent Trustees, unanimously renewed the Current Management Agreement. In anticipation of the Transaction and because the Transaction would NOT result in a change in services provided to the Funds, the personnel providing the services or the fees charged for the services, the Board approved the New Management Agreement on January 14, 2026. The terms of the New Management Agreement are identical in all material respects to the terms of the Current Management Agreement, except for the dates of commencement and renewal. The Transaction does not affect the amount of shares you own of, or the total management fees charged to, the Funds. Diamond Hill will continue to serve as the Funds’ investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies. Under the terms of the Current Management Agreement and the New Management Agreement, Diamond Hill is entitled to receive an annual management fee from each Funds as follows:

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Fund	Percentage of Average Daily Net Assets
Diamond Hill Small Cap Fund	0.80%
Diamond Hill Small-Mid Cap Fund	0.75%
Diamond Hill Mid Cap Fund	0.60%
Diamond Hill Large Cap Fund	0.50%
Diamond Hill Large Cap Concentrated ETF	0.50%
Diamond Hill Select Fund	0.70%
Diamond Hill Long-Short Fund	0.90%
Diamond Hill International Fund	0.65%
Diamond Hill Short Duration Securitized Bond Fund	0.35%
Diamond Hill Securitized Total Return Fund	0.70%
Diamond Hill Core Bond Fund	0.30%
Diamond Hill Core Plus Bond Fund	0.40%

For the fiscal year ended December 31, 2025, the Funds paid Diamond Hill the following management fees pursuant to the Current Management Agreement.

Fund
Diamond Hill Small Cap Fund	$1,725,585
Diamond Hill Small-Mid Cap Fund	$7,000,810
Diamond Hill Mid Cap Fund	$636,923
Diamond Hill Large Cap Fund	$39,757,025
Diamond Hill Large Cap Concentrated ETF	$194,518*
Diamond Hill Select Fund	$3,985,655
Diamond Hill Long-Short Fund	$17,879,309
Diamond Hill International Fund	$1,035,467
Diamond Hill Short Duration Securitized Bond Fund	$14,665,247
Diamond Hill Securitized Total Return Fund	$101,814
Diamond Hill Core Bond Fund	$7,748,724
Diamond Hill Core Plus Bond Fund	$264,330

*	On September 26, 2025, the Diamond Hill Large Cap Concentrated Fund, which operated as a mutual fund, reorganized into the Diamond Hill Large Cap Concentrated ETF.

To the extent a Fund invests in an underlying fund, Diamond Hill has contractually agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying fund pursuant to a fee waiver agreement. During the fiscal year ended December 31, 2025, there were no underlying Fund investments in another Fund.

The New Management Agreement provides that it will continue in full force and effect for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Management Agreement will automatically terminate on assignment and is terminable upon notice by the Funds. In addition, the New Management Agreement can be terminated by Diamond Hill on not more than sixty (60) days’ notice to the Funds. The Current Management Agreement and New Management Agreement may be amended by the parties thereto (which include Diamond Hill and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees and, if required, by the vote of a majority of the outstanding voting securities of each relevant Fund.

The New Management Agreement provides that Diamond Hill will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Management Agreement will be on or around the closing date of the Transaction. If the New Management Agreement with Diamond Hill is not approved by shareholders of any Fund, the Board and Diamond Hill will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

If the shareholders of a particular Fund do not approve the New Management Agreement with respect to that Fund and the Transaction is consummated, the Board, in consultation with Diamond Hill, will consider what further action to take consistent with its fiduciary duties to that Fund. Such further action initially will include obtaining interim investment management services from Diamond Hill for that Fund at no more than the current fee rate for up to 150 days following the Transaction, during which time shareholders will again be asked to approve the New Management Agreement. If the Trust is still unable to secure shareholder approval of the New Management Agreement or a different or modified investment management agreement with Diamond Hill from that Fund, the Board will consider closing and liquidating the Fund. In the event the Transaction is not consummated, Diamond Hill will continue to serve as investment adviser to the Funds pursuant to the terms of the Current Management Agreement.

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The New Management Agreement is attached as Appendix A. You should read the New Management Agreement. The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Diamond Hill and the Transaction

Diamond Hill manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers each Fund’s investment program. It has its principal place of business at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Diamond Hill has been an investment adviser to individuals, pension and profit-sharing plans, trusts, corporations and other institutions since June 2, 1988. As of December 31, 2025, Diamond Hill managed approximately $29.4 billion in assets. The names, titles, addresses and principal occupations of the principal executive officers and directors of Diamond Hill are set forth below.

Name and Address*	Title and Principal Occupation
Heather E. Brilliant	Chief Executive Officer and Sole Director
Thomas E. Line	Chief Financial Officer and Treasurer
Jo Ann Quinif	Chief Client Officer and President

*	The address of each officer and director is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Under the terms of the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement (the “Administration and TA Agreement”) between the Trust, on behalf of all the Funds except for the Diamond Hill Large Cap Concentrated ETF, and Diamond Hill, as the administrator, Diamond Hill renders all administrative, transfer agency, fund accounting and supervisory services to all of the Funds except for the Diamond Hill Large Cap Concentrated ETF, and under the terms of the Administrative Services Agreement (together with the Administration and TA Agreement, each an “Administration Agreement”) between the Trust, on behalf of the Diamond Hill Large Cap Concentrated ETF, and Diamond Hill as the administrator, Diamond Hill renders all administrative, fund accounting and supervisory services to the Diamond Hill Large Cap Concentrated ETF. Diamond Hill oversees the maintenance of all books and records with respect to the Funds’ securities transactions and the Funds’ book of accounts in accordance with all applicable federal and state laws and regulations. Diamond Hill also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records that are required pursuant to Rule 31a-1 promulgated under the Company Act. Diamond Hill is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. Diamond Hill may delegate any or all of its responsibilities under the Administration Agreements to one or more third-party service providers. Pursuant to each Administration Agreement, Diamond Hill receives a fee (the “Administration Fee”), which is paid monthly at an annual rate of 0.21% of each Fund's average daily net assets of Investor Shares, 0.17% of each Fund's average daily net assets of Class I Shares, and 0.05% of each Fund's average daily net assets of Class Y Shares and the Diamond Hill Large Cap Concentrated ETF Shares.

After the closing of the Transaction, it is anticipated that there will be no immediate changes to the services that Diamond Hill provides to the Funds as their administrator. However, it is possible that over time there could be future changes to the services Diamond Hill provides as the administrator to each of the Funds or that certain non-investment services may be provided to the Funds by First Eagle companies. In addition, any of the parties providing administrative, fund accounting transfer agency, supervisory, custody, and related services to the Funds could change over time. Any such changes, if undertaken, would be designed to integrate operations and systems to deliver a consistent shareholder experience across the combined Diamond Hill and First Eagle businesses and realize economies of scale benefiting the Funds over time.

On November 20, 2025, the Board approved an increase of one basis point to the Administration Fee under the Administration and TA Agreement with respect to each Fund’s Class I and Investor Class shares. This increase in the Administration Fee, which is effective February 28, 2026, is unrelated to the Transaction and was approved by the Board prior to its knowledge of the Transaction.

For the fiscal year ended December 31, 2025, the Funds paid Diamond Hill the following Administration Fees pursuant to the applicable Administration Agreement.

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Fund
Diamond Hill Small Cap Fund	$361,140
Diamond Hill Small-Mid Cap Fund	$1,063,336
Diamond Hill Mid Cap Fund	$177,464
Diamond Hill Large Cap Fund	$10,527,502
Diamond Hill Large Cap Concentrated ETF	$33,837*
Diamond Hill Select Fund	$902,181
Diamond Hill Long-Short Fund	$3,295,192
Diamond Hill International Fund	$191,744
Diamond Hill Short Duration Securitized Bond Fund	$6,945,566
Diamond Hill Securitized Total Return Fund	$7,296
Diamond Hill Core Bond Fund	$3,842,009
Diamond Hill Core Plus Bond Fund	$67,465

*	On September 26, 2025, the Diamond Hill Large Cap Concentrated Fund, which operated as a mutual fund, reorganized into the Diamond Hill Large Cap Concentrated ETF.

Diamond Hill is a wholly-owned subsidiary of the Diamond Hill Group, a publicly-traded company listed on Nasdaq. The Diamond Hill Group was incorporated in 1990. As of December 31, 2025, employees and directors of Diamond Hill and its affiliates owned approximately 21% of the shares outstanding of the Diamond Hill Group, while non-affiliated investors owned the remaining 79% of the shares. As a publicly-traded company, the ownership percentage of the Diamond Hill Group changes on a regular basis.

First Eagle is an independent, privately owned investment management firm. Private equity funds managed by Genstar Capital, a leading private equity firm focused on investments in targeted segments of the financial services, software, healthcare and industrials industries, have a majority economic interest in First Eagle. Genstar Capital is the majority owner of Foreside Financial Services, LLC, the Funds’ principal underwriter.

No person, or any associate thereof, who has been a trustee or officer of the Trust at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting (such interest does not include any interest arising from the ownership of securities of the Trust where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class).

The New Management Agreement

The terms and conditions, including the management fees payable to Diamond Hill, of the New Management Agreement are substantially similar to the Current Management Agreement. In addition, Diamond Hill has assured the Board that it will continue to provide the same level of advisory services to the Funds under the New Management Agreement as it provides under the Current Management Agreement. The New Management Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Funds and does not change the terms as to limitation of liability. In addition, the New Management Agreement does not change as to term (initial two-year term, with expected one-year terms after that), choice of law, continuance and termination.

Evaluation By The Board

The Board met with First Eagle management and certain of the trustee nominees on January 5, 2026. Among various topics, the Board discussed Diamond Hill management’s view that continuation of Diamond Hill’s services without interruption under the New Management Agreement was desirable and appropriate and in the best interests of the Funds and their shareholders.

The Board met with representatives from Diamond Hill and legal counsel on January 14, 2026. At that meeting the Board approved the New Management Agreement and determined to recommend the approval of the New Management Agreement to shareholders of each Fund. The Board’s determination to approve the New Management Agreement followed its consideration of various factors and review of written materials provided by Diamond Hill and First Eagle, including information relating to the Transaction. The Board also reviewed information that it had received in connection with the renewal of the Current Management Agreement on August 21, 2025. That information included comprehensive fee, expense and performance information, including information comparing each Fund’s expenses and performance to peer funds and benchmarks.

The Board requested, and Diamond Hill, as appropriate, provided information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by Diamond Hill; (iii) the cost of the services provided and the profits realized by Diamond Hill and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels will reflect these economies of scale to the benefit of the Funds’ shareholders; (vi) the management fees paid by other comparable accounts advised by Diamond Hill and other funds in the comparable Morningstar category; (vii) the Funds’ expense ratios and the expense ratios of other funds in the comparable Morningstar category; and (viii) the effect of any fee waivers and expense reimbursements made by Diamond Hill and other service providers. The Board’s deliberations and the information on which its conclusions were based are summarized below.

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Nature, Extent and Quality of Services. In considering the nature, extent, and quality of services provided by Diamond Hill to the Trust, the Board reviewed information provided by Diamond Hill relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding Diamond Hill’s compliance and regulatory history, including its Form ADV. The Board reviewed similar information provided by First Eagle. The Board considered the nature, extent and quality of the services provided by Diamond Hill under the Current Management Agreement, including a review of the services provided thereunder and Diamond Hill’s overall reputation, integrity, and mission to serve its clients through a disciplined intrinsic-value-based approach to investment. The Board observed continuity in Diamond Hill’s investment personnel. The Board noted that there was expected to be no changes to the nature, extent and quality of services provided by Diamond Hill under the New Management Agreement. The Board considered Diamond Hill’s experience and the capabilities and qualifications of its personnel, and Diamond Hill’s continued investment of significant resources in human capital to attract and retain top talent. The Board also noted the non-investment resources, infrastructure and personnel that would be available to the Funds after the Transaction, including additional personnel in operations, finance, risk management, fund administration, shareholder servicing, legal, compliance, technology and cybersecurity functions. The Board considered any changes under the New Management Agreement, noting no change in the investment teams managing the Funds. The Trustees also reviewed Diamond Hill’s succession plan for key investment and management staff. In addition, the Board reviewed information related to the compensation structure for portfolio managers and other key investment personnel, noting any changes anticipated after the closing of the Transaction. Finally, the Board noted that Diamond Hill would continue to provide administrative services to the Funds under the Administration Agreements, although the Board did note the possibility of future changes to Diamond Hill’s services as the administrator to the Funds.

Investment Performance of the Funds. In evaluating the performance of each Fund, the Board receives and reviews detailed performance information for each Fund at its regularly scheduled meetings. In connection with the consideration of the New Management Agreement, the Board reviewed each Fund’s absolute performance, performance relative to its passive benchmark, performance relative to a custom peer group, and performance relative to the Fund’s Morningstar category, each as of May 31, 2025, June 30, 2025 and November 30, 2025. The Board noted that the Diamond Hill Securitized Total Return Fund was launched on July 1, 2025 and, therefore, does not have performance information as of May 31, 2025 or June 30, 2025. The Board also considered performance of the Funds compared to the performance of similar funds and accounts managed by Diamond Hill. The Board noted the differences in the returns for the Small Cap collective investment trust as compared to the Diamond Hill Small Cap Fund and questioned management about the outflows from the Large Cap, SMID and Mid Cap strategies. Finally, the Board engaged in a detailed discussion with Diamond Hill about the reason for the underperformance of the Diamond Hill Large Cap Fund. The Board concluded that the performance of each Fund is being monitored and reasonably addressed, where appropriate.

Reasonableness of Investment Management Fees. The Board noted no changes to the contractual fee rates for each Fund under the New Management Agreement. The Board reviewed the fees to be paid to Diamond Hill under the New Management Agreement and compared them to each Fund’s peer group. They noted that, except for three of the Funds, the management fees were generally in line with or below the median rates of each Fund’s applicable peer group and either at or below their peer group median fees as of November 30, 2025. The Board also noted that all but three Funds were below the average advisory fees of their respective peer group as of November 30, 2025.

Reasonableness of Total Expenses. The Board reviewed the total expenses for each share class of each Fund, noting that there were no anticipated changes under the New Management Agreement. The Board noted that with the exception of Investor Class shares of three Funds, Class I shares of two Funds and Class Y shares of two Funds, the total expenses for Investor Class, Class I and Class Y shares of all Funds were at or below the average total expenses of comparable funds within each Fund’s applicable expense universe.

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Reasonableness of Investment Management Fees as Compared to Fees Charged to Other Clients. The Board reviewed the fees paid by each of Diamond Hill’s other clients previously provided at the July and August 2025 meetings, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between serving as an adviser versus a sub-adviser. With limited exceptions, the Board observed that the investment management fees charged by Diamond Hill to the Funds were comparable to the investment management fees Diamond Hill charges its other similarly managed accounts (i.e., separately managed accounts).

Profitability. The Board considered each Fund’s profitability to Diamond Hill and Diamond Hill’s methodology for calculating its profitability. The Board observed that Diamond Hill’s pre-tax profit margin under the Current Management Agreement and anticipated profitability under the New Management Agreement represented a fair and entrepreneurial profit for managing the Funds. The Board observed that while the Funds’ average assets increased by approximately 8% in 2025 compared to 2024, the revenue increased only 2%, as much of the growth was in fixed income funds, which have lower fee rates. The Board discussed that Diamond Hill would continue to be the administrator to the Funds and the Board reviewed a separate profitability analysis at the November 20, 2025 meeting relating to the administrative services provided to the Funds. The Board noted that the profit margin under the Administration Agreements represented a fair and entrepreneurial profit for serving as administrator to the Funds.

Economies of Scale. The Board reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. While many advisory firms reduce fees as assets under management increase with predetermined break points, the Board noted that Diamond Hill has adopted a different strategy. Rather than instituting break points, Diamond Hill targets its management fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, Diamond Hill prefers to close a strategy to new investors so that it can efficiently manage each Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. Additionally, the Board noted First Eagle’s investment in a sales and service infrastructure that has the potential to more widely distribute the Funds, which could result in economies of scale. The Board considered the impact of the Transaction, noting that it expected to result in potential operational economies of scale because of the long-term efforts to integrate the operations and systems of Diamond Hill and First Eagle toward a single operational platform for the benefit of the Funds and their shareholders.

Ancillary Benefits. The Board considered ancillary benefits received by Diamond Hill as a result of its relationship with the Funds. The Board noted that, as administrator to the Funds, Diamond Hill is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Board. The Board also noted that the Funds’ support structure and compliance program has helped Diamond Hill develop and launch other investment products, including a collective investment trust and a closed-end fund, and to provide model delivery services in the same strategies as the Funds. The Board considered the anticipated ancillary benefits as a result of the Transaction, which include (i) continuity of portfolio management and operating efficiencies due to the greater scale of the resulting combined organization that may be achieved following the Transaction; (ii) increased distribution capabilities, including a significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale; (iii) the speed with which First Eagle can get new products and strategies to scale, which reduces the expenses associated with those products and strategies, and (iv) increased opportunities for asset growth due to the increased number of funds in the Fund Complex and economies of scale through the potential to negotiate lower fee rates from service providers and to determine fees based on the assets of a larger fund complex.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Board, all of whom qualify as Independent Trustees under the Company Act, concluded the compensation to be received by Diamond Hill from each Fund was fair and reasonable and the New Management Agreement for all of the Funds was in the best interests of each Fund and its shareholders.

In reaching its conclusions, with respect to each Fund, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the New Management Agreement was fair and reasonable, that Diamond Hill’s management fees are reasonable in light of the services provided to the Funds and the benefits received by Diamond Hill, and that approval of the New Management Agreement would be in the best interests of the Funds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1

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PROPOSAL 2: ELECT NINE TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES OF THE TRUST

The Board has nominated Candace K. Beinecke, Peter W. Davidson, Jean D. Hamilton, William M. Kelly, Paul J. Lawler, Mandakini Puri, Scott Sleyster, John P. Arnhold, and Mehdi Mahmud, each of whom currently serve on the board of trustees overseeing other investment companies managed by First Eagle and its affiliates (each a “Trustee Nominee” and collectively, the “Trustee Nominees”) to serve as trustees of the Trust upon the closing of the Transaction, which is anticipated to take place on or around the date shareholders vote to approve Proposal 1 and Proposal 2. The Board considered the complete turnover of the Board and discussed the Trustee Nominees' extensive fund knowledge and experience overseeing multiple funds pursuing a variety of investment strategies with multiple portfolio management teams. If elected, the Trustee Nominees will constitute the new Board of Trustees of the Trust (“New Board”). To provide continuity, three of the current trustees of the Trust will continue to serve as non-voting emeritus trustees after the closing of the Transaction. Each Trustee Nominee, except Mr. Arnhold and Mr. Mahmud, will be an Independent Trustee. The term of office for each Trustee Nominee will be indefinite, such that they will serve until the election of any successor or until death, resignation or removal. It is anticipated that following the closing of the Transaction, the New Board will oversee not only the Trust, but also other investment companies managed by Diamond Hill, First Eagle and their affiliates (the “Fund Complex”). The tables below provide information on the Trustee Nominees and the current Trust officers. The current Trust officers may change in the future.

INDEPENDENT TRUSTEE NOMINEES(1)

Name, Address(2) and Year of Birth	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee Nominee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Candace K. Beinecke (born November 1946)	Trustee Nominee	N/A	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds (Chair); Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Trustee, First Eagle Real Estate Debt Fund (Chair); Trustee, First Eagle Tactical Municipal Opportunities Fund (Chair); Trustee, First Eagle Completion Fund Trust (Chair) (1 portfolio);Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City
Peter W. Davidson (born May 1959)	Trustee Nominee	N/A	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Board member, BrightNight Holding; Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Member, Aligned Climate Capital LLC

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Jean D. Hamilton (born January 1947)	Trustee Nominee	N/A	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd
William M. Kelly (born February 1944)	Trustee Nominee	N/A	Private Investor	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Trustee Emeritus, St. Anselm College

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Paul J. Lawler (born May 1948)	Trustee Nominee	N/A	Private Investor	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Trustee Emeritus, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation
Mandakini Puri (born February 1960)	Trustee Nominee	N/A	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board; prior to June 2018, Director, Validus Holdings

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Scott Sleyster (born January 1960)	Trustee Nominee	N/A	Retired; Prior to February 2025, Executive Vice President and Head of Market Competitiveness at Prudential Financial	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

(1)	Trustees who are not “interested persons” of the Trust as defined in the Company Act.

(2)	The address for the Trustee Nominees is 1345 Avenue of the Americas, New York, NY 10105.

(3)	The term of office of Ms. Beinecke, Mr. Davidson, Ms. Hamilton, Mr. Kelly, Mr. Lawler, Ms. Puri and Mr. Sleyster is indefinite.

(4)	The “Fund Complex” includes the Funds, Diamond Hill Securitized Credit Fund, First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, and First Eagle Completion Fund Trust.

INTERESTED TRUSTEE NOMINEES(1)

Name, Address(2) and Year of Birth	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee Nominee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold (born December 1953)	Trustee Nominee	N/A	Principal, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

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Mehdi Mahmud (born September 1972)	Trustee Nominee	N/A	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle ETF Trust, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	32	Trustee, First Eagle ETF Trust; Trustee, First Eagle Funds; Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.; Director GC Ferry Parent GP, LLC

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with First Eagle.

(2)	The address for Messrs. Arnhold and Mahmud is 1345 Avenue of the Americas, New York, NY 10105.

(3)	The term of office of Messrs. Arnhold and Mahmud is indefinite.

(4)	The “Fund Complex” includes the Funds, Diamond Hill Securitized Credit Fund, First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, and First Eagle Completion Fund Trust.
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OFFICERS

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas E. Line Year of Birth: 1967	President	Since May 2020	Chief Executive Officer of the Trust, November 2014 to May 2020; Chief Financial Officer of Diamond Hill Investment Group, Inc., January 2015 to present; Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to December 2014.
Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.
Alyssa A. Bentz Year of Birth: 1981	Chief Compliance Officer Anti-Money Laundering Officer	Since May 2024 Since May 2024	Chief Compliance Officer of Diamond Hill Capital Management, Inc., May 2024 to present; Chief Compliance Officer, U.S. Bancorp Asset Management, Inc., July 2021 to March 2024; Compliance Manager, U.S. Bancorp Asset Management, Inc., December 2015 to July 2021.
Julie A. Roach Year of Birth: 1971	Treasurer	Since October 2017	Director-Fund Administration, Diamond Hill Capital Management, Inc., September 2017 to present.

(1)	The address for all officers is 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215.

(2)	The term of each officer is indefinite.

Each Trustee Nominee has consented to be named in this Proxy Statement and to serve as a trustee of the Trust, if elected. In case they shall be unable or shall fail to act as a trustee because of an unexpected occurrence, the proxies may be voted for such other person as shall be determined by the persons acting under the proxies in their discretion. It is intended that the proxies of the Trust will be voted ‘FOR’ the election of each Trustee Nominee. If they are so elected, Candace K. Beinecke, Peter W. Davidson, Jean D. Hamilton, William M. Kelly, Paul J. Lawler, Mandakini Puri, Scott Sleyster, John P. Arnhold and Mehdi Mahmud will each serve as trustee until the election and qualification of their respective successor or until they sooner die, resign or are removed as provided in the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust. Since the Trust does not intend to hold annual shareholder meetings, trustees may hold office for an indefinite period. The Board recommends that shareholders vote ‘FOR’ the election of the Trustee Nominees to serve as trustees of the Trust.

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Trustee Qualifications

All trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All trustees are also expected to meet the necessary time commitments for service on the New Board. The Board then generally views each trustee’s appointment or nomination in the context of the New Board’s overall composition and diversity of backgrounds and considers each trustee’s individual professional experience and service on other boards of directors, as well as their current and prior roles (such as committee service). The following summarizes the experience and qualifications of the Trustee Nominees.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the First Eagle Funds. Mr. Arnhold serves on the boards of various charitable and educational institutions. Mr. Arnhold serves on the First Eagle Funds’ Board Valuation, Liquidity and Allocations Committee and was previously the Chairman of the Board of Trustees of the First Eagle Funds.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. Ms. Beinecke serves as First Eagle Funds’ Chair of the board of trustees, as Chair of the board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized board committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson has served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. He serves on the First Eagle Funds’ board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. Ms. Hamilton serves on the First Eagle Funds’ board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized board committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. Mr. Kelly serves on the First Eagle Funds’ board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. Mr. Lawler serves as First Eagle Funds’ Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

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Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and two non-profit organizations. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. Ms. Puri serves on the First Eagle Funds’ board’s Audit Committee.

Mr. Scott Sleyster. Mr. Sleyster has significant executive and investment management experience. Currently, Mr. Sleyster is retired. Prior to February 2025, Mr. Sleyster served as an Executive Vice President and head of Market Competitiveness for Prudential Financial and serves on the board of directors of North Star Academy and serves as a trustee of the Princeton Theological Seminary and is a member of Columbia University’s Climate Board of Advisors. Prior to his current position, Mr. Sleyster has served as Chief Investment Officer, portfolio manager at Prudential. He also served as head of the Full-Service Retirement business, and chief financial officer for the Employee Benefits Division. Additionally, he has held roles in Prudential’s Treasury, Derivatives, and Investment Management units.

Each Trustee Nominee was nominated based in part on their status as an interested trustee or Independent Trustee. There has been no arrangement or understanding between any Trustee Nominee pursuant to which they are to be selected as a trustee. Descriptions of each Trustee Nominee’s experience should not be taken to suggest that any Trustee Nominee is expert in a particular subject.

Organization of the New Board

The current Chair of the Board is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described below. The organization of the Board in this manner reflects the judgment of the trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Board that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business. In reaching these judgments, the Board considered its working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of funds within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The New Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including investment, compliance, operational, and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with Diamond Hill or other service providers, subject to supervision by Diamond Hill. The Board oversees efforts by management and service providers to manage the risks to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Trust’s chief compliance officer and receives regular reports regarding compliance and regulatory risks. In addition, the Board meets with the chief compliance officer in executive session on a quarterly basis. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers manage and mitigate those risks.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or Diamond Hill, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The New Board may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

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The Standing Committees of the Board

Currently, the Board has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, the entire Board are members of each committee. In the future, the New Board may determine that it is appropriate for a sub-set of the Independent Trustee Nominees to serve on each committee. The following table describes the standing committees of the Board.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	All of the Independent Trustees	Oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.	2
Nominating and Governance Committee	All of the Independent Trustees	Nominates candidates for election to the Board; makes nominations for membership on all committees; reviews committee assignments at least annually; reviews, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized; makes recommendations for any such action to the full Board; considers candidates for trustees nominated by shareholders.	2
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The Board considers these to be its primary working committees. The New Board may organize additional working, special, or ad hoc committees from time to time.

The Board has adopted a written charter for its Nominating and Governance Committee. A copy of the written charter is attached to this Proxy Statement as Appendix B.

Shareholder Communications

The Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds in which the shareholder owns shares; and (d) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information). The New Board may modify this policy in the future.

Compensation of the Trustees and Officers

During the fiscal year ended December 31, 2025, an aggregate of $692,000 was paid, accrued or owed for trustee fees by the Trust for the existing trustees.

The following table sets forth information regarding trustee compensation paid by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended December 31, 2025. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its trustees.

Name of Person, Position	Aggregate Compensation Paid or Owed from the Trust	Total Compensation Paid or Owed from Trust and Fund Complex Paid to Trustee Nominee(2)
John P. Arnhold, Trustee Nominee(1)	N/A(1)	N/A(1)
Candace K. Beinecke, Trustee Nominee(3)	N/A(3)	N/A(3)
Peter W. Davidson, Trustee Nominee(3)	N/A(3)	N/A(3)
Jean D. Hamilton, Trustee Nominee(3)	N/A(3)	N/A(3)
William M. Kelly, Trustee Nominee(3)	N/A(3)	N/A(3)

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Paul J. Lawler, Trustee Nominee(3)	N/A(3)	N/A(3)
Mehdi Mahmud, Trustee Nominee(1)	N/A(1)	N/A(1)
Mandakini Puri, Trustee Nominee(3)	N/A(3)	N/A(3)
Scott Sleyster, Trustee Nominee(3)	N/A(3)	N/A(3)
Tamara L. Fagely(4)	$155,000	$165,000
Jody T. Foster(4)	$140,000	$150,000
John T. Kelly-Jones(4)	$137,000	$147,000
Anthony J. Ghoston(4)	$130,000	$130,000
Nancy M. Morris(4)	$130,000	$130,000

(1)	Interested Trustee
(2)	The “Fund Complex” includes the Funds and the Diamond Hill Securitized Credit Fund, a closed-end management investment company that is operated as an interval fund and managed by Diamond Hill.
(3)	Trustee Nominee has not yet served on the Board, and therefore, has not yet received compensation from the Trust.
(4)	The trustee was compensated for their services by Diamond Hill under the Administration Agreements and as part of the Administrative and Transfer Agency Services Agreement for the Diamond Hill Securitized Credit Fund. Ms. Fagely, Ms. Foster, Mr. Kelly-Jones, Mr. Ghoston and Ms. Morris will resign from the Board when the Transaction closes. Three of the current trustees will join the New Board as non-voting emeritus trustees.

Ownership of Fund Shares by the Trustee Nominees

The following table sets forth information as of December 31, 2025 regarding ownership by the Trustee Nominees of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Large Cap Concentrated ETF	Diamond Hill Select Fund	Diamond Hill Long- Short Fund	Diamond Hill International Fund	Diamond Hill Short Duration Securitized Bond Fund	Diamond Hill Securitized Total Return Fund	Diamond Hill Core Bond Fund	Diamond Hill Core Plus Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Candace K. Beinecke	A	A	A	A	A	A	A	A	A	A	A	A	A
Peter W. Davidson	A	A	A	A	A	A	A	A	A	A	A	A	A
Jean Hamilton	A	A	A	A	A	A	A	A	A	A	A	A	A
William M. Kelly	A	A	A	A	A	A	A	A	A	A	A	A	A
Paul J. Lawler	A	A	A	A	A	A	A	A	A	A	A	A	A
Mandakini Puri	A	A	A	A	A	A	A	A	A	A	A	A	A
Scott Sleyster	A	A	A	A	A	A	A	A	A	A	A	A	A

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INTERESTED TRUSTEES

Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Large Cap Concentrated ETF	Diamond Hill Select Fund	Diamond Hill Long- Short Fund	Diamond Hill International Fund	Diamond Hill Short Duration Securitized Bond Fund	Diamond Hill Securitized Total Return Fund	Diamond Hill Core Bond Fund	Diamond Hill Core Plus Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Arnhold	A	A	A	A	A	A	A	A	A	A	A	A	A
Mehdi Mahmud	A	A	A	A	A	A	A	A	A	A	A	A	A

Since January 1, 2023, no Independent Trustee was a trustee of another investment company whose adviser and principal underwriter are Diamond Hill and Foreside Financial Services, LLC.

Other Information

For the fiscal year ended December 31, 2025, the Board held six meetings. The Trust does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The Trust and Diamond Hill have adopted a code of ethics under Rule 17j-1 under the Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds, with certain exceptions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” EACH TRUSTEE NOMINEE UNDER PROPOSAL 2.

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OPERATION OF THE FUNDS

Except for the Diamond Hill Large Cap Concentrated ETF and Diamond Hill Select Fund, each Fund is a diversified series of the Trust, an open-end investment company established under the laws of Ohio by a Fourth Amended and Restated Agreement and Declaration of Trust dated May 22, 2025. The Board supervises the business activities of the Funds. Diamond Hill serves as the Funds’ investment adviser. State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston MA 02114, serves as the Funds’ Custodian. State Street also serves as the transfer agent for the Diamond Hill Large Cap Concentrated ETF. Ultimus Fund Solutions, LLC serves as the sub-transfer agent for the Funds, except for Diamond Hill Large Cap Concentrated ETF, and the sub-fund accounting agent for the Funds. Foreside Financial Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101, serves as the Funds’ distributor. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm.

More information regarding the Funds is available in the prospectuses and statements of additional information and in the most recent annual and semi-annual reports and financial statements. You can obtain these documents, free of charge, by contacting the Funds at 888-315-7114 or the website at www.diamond-hill.com/documents.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for a Fund will be voted for approval of the proposed New Management Agreement or Trustee Nominees, as applicable. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by: (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

At the close of business on the Record Date, there were 1,193,851,188.912 shares of the Trust outstanding and entitled to vote, representing 18,380,485,401.736 votes. Although the approval of the Proposals does not require class by class votes, the following table sets out the number of each class of shares of the Funds outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of Shares.

Fund	Number of Shares	Number of Votes
Diamond Hill Small Cap Fund – Investor Class	1,783,045.523	46,133,093.426
Diamond Hill Small Cap Fund – Class I	6,102,500.480	164,427,603.683
Diamond Hill Small Cap Fund – Class Y	939,787.990	25,412,149.186
Diamond Hill Small-Mid Cap Fund – Investor Class	1,249,120.536	33,362,635.484
Diamond Hill Small-Mid Cap Fund – Class I	16,961,796.579	457,505,450.586
Diamond Hill Small-Mid Cap Fund – Class Y	14,205,333.875	384,750,047.471
Diamond Hill Mid Cap Fund – Investor Class	213,755.584	3,496,998.603
Diamond Hill Mid Cap Fund – Class I	4,383,493.903	71,583,332.135
Diamond Hill Mid Cap Fund – Class Y	198,613.113	3,258,466.593
Diamond Hill Large Cap Fund – Investor Class	7,117,615.001	231,881,220.310
Diamond Hill Large Cap Fund – Class I	98,187,147.703	3,207,391,185.581
Diamond Hill Large Cap Fund – Class Y	70,580,251.390	2,306,971,980.883
Diamond Hill Large Cap Concentrated ETF	4,951,310.000	66,286,652.887
Diamond Hill Select Fund – Investor Class	1,514,736.068	37,930,051.458
Diamond Hill Select Fund – Class I	18,679,644.079	476,271,149.153
Diamond Hill Select Fund – Class Y	2,879,064.851	73,841,391.579
Diamond Hill Long-Short Fund – Investor Class	3,870,125.272	117,621,234.279
Diamond Hill Long-Short Fund – Class I	64,923,545.585	2,053,817,410.454
Diamond Hill Long-Short Fund – Class Y	3,799,699.423	121,020,806.593
Diamond Hill International Fund – Investor Class	61,948.311	1,375,686.142
Diamond Hill International Fund – Class I	5,208,458.628	115,973,623.195
Diamond Hill International Fund – Class Y	2,476,495.591	55,278,601.035

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Diamond Hill Short Duration Securitized Bond Fund – Investor Class	11,159,649.113	111,411,240.955
Diamond Hill Short Duration Securitized Bond Fund – Class I	468,337,886.317	4,678,508,149.152
Diamond Hill Short Duration Securitized Bond Fund – Class Y	23,302,034.086	233,106,558.386
Diamond Hill Securitized Total Return Fund – Investor Class	1,534.943	15,788.884
Diamond Hill Securitized Total Return Fund – Class I	2,077.524	21,367.542
Diamond Hill Securitized Total Return Fund – Class Y	3,046,781.619	31,334,320.882
Diamond Hill Core Bond Fund – Investor Class	469,601.093	4,301,170.331
Diamond Hill Core Bond Fund – Class I	272,776,781.777	2,486,142,144.472
Diamond Hill Core Bond Fund – Class Y	75,132,511.091	685,223,527.652
Diamond Hill Core Plus Bond Fund – Investor Class	2,447.873	24,894.624
Diamond Hill Core Plus Bond Fund – Class I	5,404,338.862	54,878,358.974
Diamond Hill Core Plus Bond Fund – Class Y	3,928,055.129	39,927,109.164

Shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder of a Fund is entitled to one (1) vote per each dollar of net asset value of such share owned by a shareholder. Shares for fractional dollar amounts vote proportionally.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Management Agreement in Proposal 1. The Company Act defines “majority of the outstanding voting share” to mean the vote: (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding shares of each Fund, provided a quorum is present at the Meeting. An affirmative vote of a plurality of shares of the Trust is required for the election of Trustee Nominees in Proposal 2. No shares have cumulative voting rights in the election of Trustee Nominees.

Shareholders in each Fund will vote separately on Proposals 1 and 2. If Proposal 1 and Proposal 2 are approved by the shareholders of a sufficient number of Funds (or such closing condition is waived by First Eagle), the Transaction will proceed with closing, subject to satisfaction or waiver of certain other customary closing conditions. The New Management Agreement will take effect and the Trustee Nominees will join the New Board as of the closing date of the Transaction.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meetings). The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder's rights or privileges. Brokers holding shares of a Fund on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares. In addition, if a shareholder does not instruct their broker on how to vote their shares on Proposal 1, the shareholder’s shares will not be present at the Meeting for purposes of determining a quorum or for any other purpose. The NYSE does not consider Proposal 2 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 2 absent instructions from the beneficial owners of the shares.

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Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 2 (other than for purposes of establishing a quorum).

If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. A shareholder may revoke their previously granted proxy at any time before it is exercised: (i) by delivering a written notice to the President of the Trust expressly revoking their proxy, (ii) by signing and forwarding to the Trust a later-dated proxy, or (iii) by attending the Meeting and casting their votes in person.

SECURITY OWNERSHIP OF MANAGEMENT

As of December 31, 2025, the current trustees and officers of the Trust beneficially owned, as a group less than 1% of the beneficial interest of each such Fund. These percentages are based generally on ownership of the shares by the current officers and trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of December 31, 2025, no Trustee Nominee or their immediate family members owned beneficially or of record in the Funds’ investment adviser, principal underwriter or a person controlled by, directly or indirectly, or under common control with the Funds’ investment adviser, or principal underwriter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 2025, the following shareholders were the record owners of 5% or more of the outstanding shares of the Funds:

% OWNERSHIP
DIAMOND HILL SMALL CAP FUND – INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	29.16%

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% OWNERSHIP
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	5.72%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	5.44%

DIAMOND HILL SMALL CAP FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	41.40%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL, SUITE 1400 MINNEAPOLIS, MN 55401-1931	5.63%

DIAMOND HILL SMALL CAP FUND - CLASS Y
SEI PRIVATE TRUST COMPANY/C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	50.30%
EMPOWER TRUST FBO/EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	11.57%
SEI PRIVATE TRUST COMPANY/C/O M&T BANK ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	8.54%
EMPOWER TRUST FBO/CREDIT UNION OF COLORADO 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	5.57%

DIAMOND HILL SMALL-MID CAP FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	27.91%
JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS TRADING OPS ST-6 601 CONGRESS ST BOSTON, MA 02110	18.61%

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% OWNERSHIP
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	8.12%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	6.62%

DIAMOND HILL SMALL-MID CAP FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	32.63%
MARIL CO FBO SG C O RELIANCE TRUST COMPANY WI ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	24.96%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL, SUITE 1400 MINNEAPOLIS, MN 55401-1931	6.20%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	5.17%

DIAMOND HILL SMALL-MID CAP FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.54%
TIAA TRUST, N.A. AS CUST/TTEE/OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD. CHARLOTTE, NC 28262-8500	11.89%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.74%
STATE OF WYOMING TTEE FBO/THE WRS DCP C/O FASCORE LLC 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	10.65%

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% OWNERSHIP
MATRIX TRUST COMPANY CUST. FBO MEBT - UNITIZED MUTUAL FUND ACCOUNT PO BOX 52129 PHOENIX, AZ 85072-2129	9.97%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.94%

DIAMOND HILL MID CAP FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	55.62
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	7.41%

DIAMOND HILL MID CAP FUND - CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	50.61%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	16.83%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	12.77%

DIAMOND HILL MID CAP FUND - CLASS Y
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON, MA 02116	53.08%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	17.84%
ASCENSUS TRUST COMPANY FBO/RAFFIN CONSTRUCTION 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	11.60%
UMB BANK NA CUST/FBO REFLOW FUND LLC 1010 GRAND BLVD KANSAS CITY, MO 64106	8.25%

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% OWNERSHIP
DIAMOND HILL LARGE CAP FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	27.58%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	16.72%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	5.64%
NATIONWIDE TRUST COMPANY FSB/C/O IPO PORTFOLIO ACCOUNTING P O BOX 182029 COLUMBUS, OH 43218	5.45%

DIAMOND HILL LARGE CAP FUND - CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	23.81%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	17.62%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	11.56%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	10.76%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	10.75%

DIAMOND HILL LARGE CAP FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19.79%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	15.37%

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% OWNERSHIP
TIAA TRUST, N.A. AS CUST/TTEE/OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERAIONS 8500 ANDREW CARNEGIE BLVD. CHARLOTTE, NC 25262-8500	8.20%

DIAMOND HILL LARGE CAP CONCENTRATED ETF
NATIONAL FINANCIAL SERVICES LLC
499 WASHINGTON BOULEVARD
JERSEY CITY, NY 07310	43.01%
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94101	31.66%
STATE STREET BANK AND TRUST COMPANY
1 LINCOLN STREET
BOSTON, MA 02111	24.92%

DIAMOND HILL SELECT FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	48.80%
SAXON & CO/FBO SHELDON TAFT P O BOX 94597 CLEVELAND, OH 44101	11.87%

DIAMOND HILL SELECT FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	40.85%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	10.61%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	8.84%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	7.73%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	6.41%

32

% OWNERSHIP
DIAMOND HILL SELECT FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	15.06%
RELIANCE TRUST COMPANY FBO/T ROWE PRICE RETIREMENT PLAN CLIENTS P.O. BOX 78446 ATLANTA, GA 30357	13.48%
BANK OF AMERICA CUST FBO MFO PO BOX 843869 DALLAS, TX 75284	10.87%
BANK OF AMERICA CUST FBO MFO PO BOX 843869 DALLAS, TX 75284	9.89%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	9.66%
SEI PRIVATE TRUST COMPANY/C/O MELLON BANK ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	6.33%

DIAMOND HILL LONG-SHORT FUND - INVESTOR
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	22.61%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	15.31%
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103	8.72%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	8.38%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	7.77%

33

% OWNERSHIP
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	6.38%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA ATTN DEPARTMENT MANAGER OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.24%

DIAMOND HILL LONG-SHORT FUND - CLASS I
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	34.25%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	24.49%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE, FL 32246	6.18%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.50%

DIAMOND HILL LONG-SHORT FUND - CLASS Y
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	36.39%
WELLS FARGO BANK NA FBO/OMNIBUS CASH PO BOX 1533 MINNEAPOLIS, MN 55480	20.96%
UMB BANK NA CUST/FBO REFLOW FUND LLC 1010 GRAND BLVD KANSAS CITY, MO 64106	15.74%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10.10%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.59%

34

% OWNERSHIP
DIAMOND HILL INTERNATIONAL FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	68.40%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	23.82%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.67%

DIAMOND HILL INTERNATIONAL FUND - CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	38.98%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	31.53%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	14.08%

DIAMOND HILL INTERNATIONAL FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	66.09%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	24.78%
SEI PRIVATE TRUST COMPANY/C/O SECURITY NATIONAL BANK OMAHA ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	8.26%

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	33.44%
J.P. MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER, 3RD FLOOR MUTUAL FUND DEPT BROOKLYN, NY 11245	15.69%

35

% OWNERSHIP
DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	33.18%
UBS FINANCIAL SERVICES INC. FBO UBS WM USA ATTN DEPARTMENT MANAGER OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.31%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS NEW YORK, NY 10004-1901	6.98%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6.67%

DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS Y
BARCLAYS CAPITAL INC. FUND LINKED NOTES 745 7TH AVENUE NEW YORK, NY	13.29%
J.P. MORGAN SECURITIES LLC/FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN, NY 11245	12.20%
SEI PRIVATE TRUST COMPANY/C/O REGIONS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	11.35%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 570788 ATLANTA, GA 30357	10.48%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.65%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.04%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.98%

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% OWNERSHIP
DIAMOND HILL SECURITIZED TOTAL RETURN FUND - INVESTOR
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	100.00%

DIAMOND HILL SECURITIZED TOTAL RETURN FUND - CLASS I
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	74.03%
JODY FOSTER 540 WOODMOORE COURT ATLANTA, GA 30342	25.97%

DIAMOND HILL SECURITIZED TOTAL RETURN FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	100.00%

DIAMOND HILL CORE BOND FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	48.24%
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN, PA 19355	10.49%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.97%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.20%

DIAMOND HILL CORE BOND FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	51.51%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	7.33%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.24%

37

% OWNERSHIP
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 880 CARILLON PKWY ST PETERSBURG, FL 33716	5.15%

DIAMOND HILL CORE BOND FUND - CLASS Y
VALLEE & CO FBO FCB CO RELIANCE TRUST COMPANY WI ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	18.99%
MITRA & CO FBO FCB C O RELIANCE TRUST COMPANY WI ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	16.89%
MARIL CO FBO C O RELIANCE TRUST COMPANY WI ATTN MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	8.51%
BANKPLUS WEALTH MANAGEMENT GROUP 1 1200 EASTOVER DRIVE SUITE 300 JACKSON, MS 39211	6.21%
RELIANCE TRUST COMPANY FBO/T ROWE PRICE RETIREMENT PLAN CLIENTS P.O. BOX 78446 ATLANTA, GA 30357	5.01%

DIAMOND HILL CORE PLUS BOND FUND - INVESTOR
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	56.85%
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	43.15%

DIAMOND HILL CORE PLUS BOND FUND - CLASS I
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	54.71%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	42.94%

DIAMOND HILL CORE PLUS BOND FUND - CLASS Y
DIAMOND HILL CAPITAL MANAGEMENT INC 325 JOHN H MCCONNELL BLVD SUITE 200 COLUMBUS, OH 43215	95.99%

38

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required to be held as long as there is no particular requirement under the Company Act which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below) which is anticipated to total approximately $2,450,000. The costs will be borne by Diamond Hill. The Trust has engaged Sodali & Co. (the “Solicitor”) to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of between $1,000,000 and $1,100,000, including out of pocket expenses, which is included in the total anticipated costs noted above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Solicitor, officers of the Trust or employees of Diamond Hill. As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of the Solicitor, the Trust or Diamond Hill if the Funds have not yet received their vote. Authorization to permit the Trust or Diamond Hill to execute proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Trust or Diamond Hill is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor or Diamond Hill by the Trust, the Solicitor, the Trust or the Diamond Hill representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The representative of the Solicitor, the Trust or Diamond Hill, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement (except in cases where the shareholder is a client of Diamond Hill, in which case Diamond Hill can make a recommendation). The Solicitor, the Trust or Diamond Hill will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call the Trust or Diamond Hill immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

39

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on April 17, 2026

The notice of meeting, proxy statement and shareholder ballot is available at https://proxyvotinginfo.com/p/diamondhill2026.

BY ORDER OF THE BOARD OF TRUSTEES

Thomas E. Line, President

February 4, 2026

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE By TELEPHONE OR ON THE INTERNET by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 888-315-7114. Representatives are available to answer your call 10:00 A.M. TO 11:00 P.M. Eastern time.

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APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT (the “Agreement”) dated as of [ ], 2026 between Diamond Hill Funds (the “Trust”), an Ohio business trust, and Diamond Hill Capital Management, Inc. (the “Adviser”), an Ohio corporation.

WHEREAS, the Trust has been organized to operate as an open-ended management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has selected Adviser to act as the investment adviser of each of the series of the Trust which are set forth in Exhibit A hereto, as it shall be amended from time to time (each, a “Fund”, together, the “Funds”), and to provide certain other services, as more fully set forth below, and Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the Trust and Adviser agree as follows:

1.	ADVISORY SERVICES

Adviser will regularly provide the Funds with such investment advice as Adviser in its discretion deems advisable and will furnish a continuous investment program for the Funds consistent with each Fund's investment objectives and policies. Adviser will determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to each Fund's respective investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust (the “Board”) may from time to time establish. Adviser will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust and the Funds.

2.	ALLOCATION OF CHARGES AND EXPENSES

Adviser will pay the compensation and expenses of any persons rendering any services to the Funds who are officers, directors, or employees of Adviser and will make available, without expense to the Funds, the services of such of Adviser’s employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and except as otherwise agreed by the parties. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, or employees of Adviser or its affiliates will be paid by the Trust.

The Trust will be responsible for the payment of all operating expenses of the Trust and the Funds, including the compensation and expenses of all trustees of the Trust who are not interested persons of the Trust (“Non-Interested Trustees”), as defined in the 1940 Act, and of any employees of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Trust in connection with the organization and initial registration of shares of the Funds; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current shareholders; the cost of printing or preparing share certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares (including expenses which each Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act or under any Shareholder Servicing Plan); and all other operating expenses not specifically assumed by Adviser. The Trust, on behalf of each Fund, will also pay all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of the Non-Interested Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto.

1

Adviser may obtain reimbursement from the Trust, at such time or times as Adviser may determine in Adviser’s sole discretion, for any of the expenses advanced by Adviser, which the Trust or a Fund is obligated to pay, and such reimbursement shall not be considered to be part of Adviser’s compensation pursuant to this Agreement.

3.	COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Trust will pay Adviser a fee at the annual rate calculated as a percentage of the average value of the daily net assets of each Fund, as such fee is set forth on Exhibit A hereto.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Amended and Restated Agreement and Declaration of Trust of the Trust (as the same may be amended from time to time) (the “Declaration of Trust”) or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by Adviser, subject to review of this selection by the Board from time to time. Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Adviser is directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and, so long as is permitted by applicable law, the brokerage and research services provided by the broker or dealer.

Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, Adviser is authorized, subject to the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder, to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which Adviser exercises investment discretion. Adviser is, subject to the provisions of the 1940 Act, the 1934 Act, and the rules and regulations promulgated thereunder, authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or Adviser’s overall responsibilities with respect to the Funds and to accounts over which Adviser exercises investment discretion. The Trust and Adviser understand and acknowledge that, although the information may be useful to the Trust and Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

2

If any occasion should arise in which Adviser gives any advice to clients of Adviser concerning the shares of any Fund, Adviser will act solely as investment counsel for such client and not in any way on behalf of the Trust. Adviser’s services to the Trust pursuant to this Agreement are not to be deemed to be exclusive and it is understood that Adviser may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER

Adviser may rely on information reasonably believed by Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules and regulations thereunder, neither Adviser nor its officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Adviser’s duties under this Agreement, or by reason of reckless disregard by any of such persons of Adviser’s obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, or agent of Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, or agent of Adviser, or one under Adviser’s control or direction, even though paid by Adviser.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force until [ ], 2028, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Trust, provided that in either event continuance is also approved by a majority of the Non-Interested Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Trust, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Trust, or by Adviser. This Agreement shall automatically terminate in the event of its assignment.

7.	USE OF NAME

The Trust and Adviser acknowledge that all rights to the name “Diamond Hill” or any variation thereof belong to Adviser, and that the Trust is being granted a limited license to use such words in its name, in the name of any of the Funds or in the name of any class of shares. In the event Adviser ceases to be the adviser to the Trust, the Trust's right to the use of the name “Diamond Hill” shall automatically cease on the ninetieth day following the termination of this Agreement.

The right to use the name may also be withdrawn by Adviser during the term of this Agreement upon ninety (90) days written notice by Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect Adviser’s right to use the name “Diamond Hill” in the name of, or in connection with, any other business enterprises with which Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Non-Interested Trustees , cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

3

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the property of the Trust, as provided in the Trust’s declaration of trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Trust. A copy of the Trust’s declaration of trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulations, order or interpretation.

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, and Adviser’s address for this purpose shall be 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

13.	COUNTERPARTS

This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and thus his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

4

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

Diamond Hill Funds		Diamond Hill Capital Management, Inc.

By:		By:
	Thomas E. Line		Heather E. Brilliant
	President		Chief Executive Officer
5

Exhibit A

Series	Annual Fee as a percentage of the average daily net assets of the Fund
Diamond Hill Small Cap Fund	0.80%
Diamond Hill Small-Mid Cap Fund	0.75%
Diamond Hill Mid Cap Fund	0.60%
Diamond Hill Large Cap Fund	0.50%
Diamond Hill Large Cap Concentrated ETF	0.50%
Diamond Hill Select Fund	0.70%
Diamond Hill Long-Short Fund	0.90%
Diamond Hill International Fund	0.65%
Diamond Hill Short Duration Securitized Bond Fund	0.35%
Diamond Hill Securitized Total Return Fund	0.70%
Diamond Hill Core Bond Fund	0.30%
Diamond Hill Core Plus Bond Fund	0.40%

Diamond Hill Funds		Diamond Hill Capital Management, Inc.

By:		By:
	Thomas E. Line		Heather E. Brilliant
	President		Chief Executive Officer

6

APPENDIX B

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

DIAMOND HILL FUNDS NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The purposes of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Diamond Hill Funds (the “Trust”) are to:

●	identify and screen individuals to become members of the Board;
●	receive and evaluate recommendations for potential Board members from shareholders;
●	recommend to the Board the trustee nominees to be appointed by the Board or elected by shareholders;
●	recommend to the Board the membership composition and structure of Board committees;
●	develop and recommend to the Board the corporate governance guidelines applicable to the Trust;
●	oversee the annual evaluation of the Board;
●	review and recommend trustee compensation to the Board; and
●	handle other matters as the Board deems appropriate.

Members

The Committee shall consist of at least three members and be composed entirely of independent trustees. For purposes of the Committee, a trustee is independent if he or she is not an “interested person” of the Trust as that term is defined in the 1940 Act.

Responsibilities

The Committee’s principal responsibilities are to:

●	Identify and evaluate prospective candidates for the Board, including those individuals recommended by shareholders. Individuals recommended by shareholders shall be evaluated using the same criteria as individuals nominated by the Board, the Committee, management or other sources. In selecting nominees, the Committee may consider the factors it deems appropriate, including, without limitation: independence, judgment, skills, diversity, character, community involvement, financial expertise, business experience, experience with similarly-sized companies, experience and skill relative to other Board members, and ability to meet the long term interests of the Trust and its shareholders.
●	Consider and recommend to the Board the appropriate size of the Board, and retirement and other tenure policies for trustees.
●	Review the structure and composition of the Board’s other committees, including the qualifications and independence of their members, and make recommendations to the Board with respect to such matters.
●	Review directorships in other public companies held by or offered to trustees of the Trust.
●	Monitor the Trust’s receipts and consideration of trustee nominations by shareholders and other persons.
●	From time to time evaluate the performance of the Committee and the adequacy of the Committee’s charter.
●	Adopt, as the Committee deems necessary, policies and procedures regarding the nomination process.
●	Determine the Committee Chairperson
●	Annually review this Charter and recommend any changes to the Board
●	Annually, review the adequacy of the Trust’s Fund Governance Guidelines and recommend any proposed changes to the Board for approval and consider any other corporate governance issues that arise from time to time and develop appropriate recommendations for the Board.
●	Review and recommend to the Board Trustee and Chairperson compensation.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, experts, and other advisors, including search firms to identify trustee candidates, as it determines appropriate to assist it in the full performance of its functions. The Trust will provide appropriate funding, as determined by the Committee, for payments to any such persons retained by the committee.

Meetings

The Committee shall meet at least annually, and at such other times as its chairperson deems necessary or appropriate. A majority of the Committee shall constitute a quorum. Meetings of the Committee may be held through the use of communications equipment if all persons participating can hear each other. The Committee may act by a majority of its members at a meeting, or without a meeting if all members of the Committee consent to the action in writing. The Committee may invite to meetings or exclude from meetings any members of management, other trustees, consultants or other persons as it deems necessary or desirable. Minutes shall be kept by the Committee and filed with the minutes of the Board. The Committee shall make reports to the Board on its activities at such times as the Committee deems appropriate and at any time upon the request of the Board.

DHF-2026

DIAMOND HILL

INVESTED IN THE LONG RUN

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/dh2026
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free 855-672-4278
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

DIAMOND HILL FUNDS
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund Trust (the "Trust") hereby appoints Thomas E. Line and Karen R. Colvin, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund(s), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 17, 2026 at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 at 10:00 a.m. Eastern Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100397_DH_OV_0426

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders to be held on April 17, 2026. Please refer to the Proxy Statement for a discussion of each of these matters.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/diamondhill2026

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted "FOR" the proposals.

The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

To vote all Funds FOR ☐ **To vote all Funds AGAINST** ☐ **To ABSTAIN votes for all Funds** ☐,

or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐
05 FundName5	☐	☐	☐	06 FundName6	☐	☐	☐

(01)	Candace K. Beinecke	(06)	Mandakini Puri
(02)	Peter W. Davidson	(07)	Scott Sleyster
(03)	Jean D. Hamilton	(08)	John P. Arnhold
(04)	William M. Kelly	(09)	Mehdi Mahmud
(05)	Paul J. Lawler		

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100397_DH_OV_0426